UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 30, 2023
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 1, 2023, Ingevity Corporation (the “Company”), and WestRock Shared Services, LLC and WestRock MWV, LLC, on behalf of the affiliates of WestRock Company (“WestRock”), entered into Amendment No.1 (the “Amendment”) to that certain Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement, dated as of March 20, 2023, by and between the Company and WestRock (the “Supply Agreement”).

Pursuant to the Amendment, the Company and WestRock agreed to, among other things (1) document the prior removal of WestRock’s mill located in Florence, South Carolina as a producer of products under the Supply Agreement and (2) modify the term of the Supply Agreement to end on June 30, 2024 unless the parties mutually agree to an extension thereof on or before April 30, 2024. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.05. COST ASSOCIATED WITH EXIT OR DISPOSAL COSTS.
On November 1, 2023, the Company announced a number of strategic actions designed to further reposition the Performance Chemicals segment to improve the profitability and reduce the cyclicality of the Performance Chemicals business and the Company as a whole. These actions increase the Company’s focus on growing its most profitable Performance Chemicals businesses such as Pavement Technologies and accelerate its transition to non-crude tall oil (CTO)-based fatty acids. In connection with these actions, on October 30, 2023, the Board of Directors approved the permanent closure of the Company’s Performance Chemicals manufacturing plant located in DeRidder, Louisiana (the “DeRidder Plant”), as well as additional corporate and business cost reduction actions. The Company expects to close the DeRidder Plant by the end of the first half of 2024.

The Company expects to incur aggregate charges of approximately $280 million associated with these actions, consisting of approximately $180 million in asset-related charges, approximately $15 million in severance and other employee costs, and approximately $85 million in other restructuring costs including decommissioning, dismantling and removal charges, and contract termination costs. The Company expects approximately $180 million of the total charges to be non-cash. The majority of non-cash charges and 50-60% of cash charges are expected to be recognized by the end of the first half of 2024.

The charges the Company currently expect to incur in connection with these actions are subject to a number of assumptions and risks, and actual results may differ materially. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or in connection with, these actions.

ITEM 7.01. REGULATION FD DISCLOSURE.
On November 1, 2023, Ingevity issued a press release related to the planned closure of the DeRidder Plant. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, anticipated timing, charges and costs of the closure of our DeRidder, Louisiana plant; the potential benefits of any acquisition or investment transaction, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; impact of COVID-19; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; litigation related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the closure of our DeRidder, Louisiana plant; losses due to resale of CTO at less than we paid for it; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation and the Russia-Ukraine war and Israel-Gaza war; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities, including the impact of WestRock’s shutdown of its North Charleston paper mill; adverse effects from the COVID-19 pandemic; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes, and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Amendment No. 1 to Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement, dated November 1, 2023, by and between WestRock Shared Services, LLC and WestRock MWV, LLC, on behalf of the affiliates of WestRock Company, and Ingevity Corporation.*

99.1	Press Release, dated November 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: November 1, 2023